UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

DTF Tax-Free Income Inc.

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Name of Co-Registrants as Specified In Their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (01-07)

DTF TAX-FREE INCOME INC.

and

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

55 East Monroe Street, Suite 3600

Chicago, Illinois 60603

(800) 338-8214

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

MAY 10, 2007

The annual meetings of shareholders of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) will be held jointly at The University Club, 76 East Monroe Street, Chicago, Illinois, on Thursday, May 10, 2007, at 1:00 p.m., Central Daylight Time, to:

1.	Elect four directors of DTF, three of whom will be elected by the holders of DTF’s common stock and preferred stock voting together as a single class, and one of whom will be elected by the holders of DTF’s preferred stock voting as a separate class;

2.	Elect four directors of DUC, three of whom will be elected by the holders of DUC’s common stock and preferred stock voting together as a single class, and one of whom will be elected by the holders of DUC’s preferred stock voting as a separate class;

3.	Approve the following changes to DTF’s fundamental investment policies:

a.	Eliminate the fundamental investment policy of concentrating DTF’s investments in the utilities sector of the municipal securities market by investing, in normal market conditions, at least 65% of DTF’s total assets in tax-exempt utility obligations; and

b.	Adopt a new fundamental investment policy that DTF may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry; and

4.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on April 4, 2007 are entitled to vote at the meeting.

For the Boards of Directors

    of DTF and DUC,

T. BROOKS BEITTEL, Secretary

April 12, 2007

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUNDS WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

JOINT PROXY STATEMENT

The boards of directors of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) are soliciting proxies from the DTF and DUC shareholders for use at the joint annual meeting of shareholders to be held on May 10, 2007 and at any adjournment or postponement of that meeting. DTF and DUC sometimes are each referred to herein individually as a “Fund” and collectively as the “Funds.” A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the Fund or delivery of a later-dated proxy.

Shareholders of the Funds of record at the close of business on April 4, 2007 are entitled to notice of and to participate in the meeting. DTF had 8,507,456 shares of common stock and 1,300 shares of preferred stock outstanding on the record date. DUC had 27,076,161 shares of common stock and 7,600 shares of preferred stock outstanding on the record date. Each share of common or preferred stock outstanding on the record date entitles the holder thereof to one vote (with no cumulative voting permitted).

This proxy statement is first being mailed on or about April 12, 2007. The Funds will bear the cost of the joint annual meeting and this proxy solicitation.

The meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The boards of directors of the Funds have determined that the use of a joint proxy statement for the meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of a Fund present at the meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund’s meeting to a time immediately after the meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

Summary of Proposals to be Voted Upon

Proposal	Affected Fund	Classes of Shares Entitled to Vote
1. Election of DTF directors	DTF	DTF common stock and DTF preferred stock
2. Election of DUC directors	DUC	DUC common stock and DUC preferred stock
3. Changes to DTF’s fundamental investment policies	DTF	DTF common stock and DTF preferred stock

The annual reports to shareholders of each Fund, which include financial statements of each Fund as of its 2006 fiscal year end, have previously been mailed to shareholders. Each Fund will furnish, without charge, a copy of such reports to shareholders who request them by contacting Princeton Administrators, LLC, the administrator of the Funds, by phone at (800) 543-6217 or by mail at P.O. Box 9095, Princeton, NJ 08543-9095.

1. ELECTION OF DTF DIRECTORS

AND

2. ELECTION OF DUC DIRECTORS

The board of directors of each Fund is responsible for the overall management and operations of that Fund. As of the date of this Joint Proxy Statement, the board of directors of each of DTF and DUC is comprised of the same nine directors. Directors of each Fund are divided into three classes and are elected to serve staggered three-year terms.

The persons named in the enclosed proxies intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxies will have the right to vote for a substitute.

E. Virgil Conway and Harry Dalzell-Payne will be retiring as directors of the Funds when their term of office ends at the annual meeting of shareholders on May 10, 2007. Mr. Conway has served as a director of the Funds and a member of the Funds’ nominating and governance committee and audit committee since 1995. Mr. Dalzell-Payne has served as a director of the Funds and a member of the Funds’ nominating and governance committee and audit committee since 1996. The Funds express their appreciation to Mr. Conway and Mr. Dalzell-Payne for their many years of dedicated service and wish them well in their retirements.

Upon the retirement of Mr. Conway and Mr. Dalzell-Payne, the size of each Fund’s board will be reduced to eight directors, as permitted by the bylaws of each Fund.

The board of directors of each of the Funds, including all of the independent directors, unanimously recommends a vote “FOR” the election of the nominees for director named below.

A. Nominees for DTF Directors

At the meeting, Philip R. McLoughlin, Eileen A. Moran and Nathan I. Partain are to be considered for election to serve as Class III directors of DTF until the annual meeting of shareholders in 2010 or until their respective successors are elected and qualified, and Carl F. Pollard is to be considered for election to serve as a Class I director of DTF until the annual meeting of shareholders in 2008 or until his successor is elected and qualified.

Ms. Moran was elected as a Class I director at the annual meeting of shareholders in 2005, but is resigning from that position and standing for election as a Class III director at this meeting in order to align her term on the DTF board with her term on the DUC board. Mr. Pollard was elected as a Class II director at the annual meeting of shareholders in 2006, but is resigning from that position and standing for election as a Class I director at this meeting in order to align his term on the DTF board with his term on the DUC board.

With respect to the election of Mr. McLoughlin, Ms. Moran and Mr. Partain, a plurality of votes cast at the meeting by the holders of DTF common stock and DTF preferred stock, voting together as a single class, is required for election. With respect to the election of Mr. Pollard, a plurality of votes cast at the meeting by the holders of DTF preferred stock, voting as a separate class, is required for election. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Assuming each of the DTF nominees is elected at the meeting, the terms of each class of the DTF board of directors will expire at the annual meetings of shareholders of DTF in the years indicated in the table below:

Class I Directors

Francis E. Jeffries – 2008

Geraldine M. McNamara – 2008

Carl F. Pollard – 2008

Class II Directors

Nancy Lampton – 2009

David J. Vitale - 2009

Class III Directors

Philip R. McLoughlin – 2010

Eileen A. Moran – 2010

Nathan I. Partain – 2010

B. Nominees for DUC Directors

At the meeting, Philip R. McLoughlin, Eileen A. Moran and Nathan I. Partain are to be considered for election to serve as Class II directors of DUC until the annual meeting of shareholders in 2010 or until their respective successors are elected and qualified, and Carl F. Pollard is to be considered for election to serve as a Class III director of DUC until the annual meeting of shareholders in 2008 or until his successor is elected and qualified.

Mr. McLoughlin was elected as a Class III director at the annual meeting of shareholders in 2005, but is resigning from that position and standing for election as a Class II director at this meeting in order to align his term on the DUC board with his term on the DTF board. Ms. Moran was elected as a Class I director at the annual meeting of shareholders in 2006, but is resigning from that position and standing for election as a Class II director at this meeting in order to align her term on the DUC board with her term on the DTF board. Mr. Pollard was elected as a Class II director at the annual meeting of shareholders in 2006, but is resigning from that position and standing for election as a Class III director at this meeting in order to align his term on the DUC board with his term on the DTF board.

With respect to the election of Mr. McLoughlin, Ms. Moran and Mr. Partain, a plurality of votes cast at the meeting by the holders of DUC common stock and DUC preferred stock, voting together as a single class, is required for election. With respect to the election of Mr. Pollard, a plurality of votes cast at the meeting by the holders of DUC preferred stock, voting as a separate class, is required for election. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Assuming each of the DUC nominees is elected at the meeting, the terms of each class of the DUC board of directors will expire at the annual meetings of shareholders of DUC in the years indicated in the table below:

Class I Directors

Nancy Lampton – 2009

David J. Vitale – 2009

Class II Directors

Philip R. McLoughlin – 2010

Eileen A. Moran – 2010

Nathan I. Partain – 2010

Class III Directors

Francis E. Jeffries – 2008

Geraldine M. McNamara – 2008

Carl F. Pollard – 2008

Biographical Information

Set forth below are the names and certain biographical information about the directors, director nominees and officers of the Funds. All of the directors are elected by the holders of each Fund’s common stock and preferred stock, voting as a single class, except for Mr. Pollard and Ms. Lampton, who are elected (or nominated to be elected) by the holders of each Fund’s preferred stock, voting as a separate class. Except for Mr. McLoughlin and Mr. Partain, all of the directors and nominees are classified as independent directors or director nominees because none of them are “interested persons” of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Mr. McLoughlin is an “interested person” of the Funds by reason of his ownership of securities of The Phoenix Companies, Inc., the ultimate parent company of the Fund’s investment adviser, Duff & Phelps Investment Management Co. (the “Adviser”). Mr. Partain is an “interested person” of the Funds by reason of his position as President and Chief Executive Officer of the Funds and President, Chief Investment Officer and an employee of the Adviser. The term “Fund Complex” refers to the Funds and all other investment companies advised by the Adviser’s intermediate parent company, Phoenix Investment Partners, Ltd. (“PXP”), and its affiliates.

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director

Nominees—Independent Directors

Eileen A. Moran(1)(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 52	Director	Nominee for a DTF and DUC term expiring in 2010; DTF and DUC Director since 1996	President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) since 1990	2

Carl F. Pollard(2)(3)(4) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 68	Director	Nominee for a DTF and DUC term expiring in 2008; DTF and DUC Director since 2006	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated; Director, LifeCare Holdings, Inc. (hospital holding company)

Nominees—Interested Directors

Philip R. McLoughlin c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 60	Director	Nominee for a DTF and DUC term expiring in 2010; DTF and DUC Director since 1996	Retired investment management executive since 2004. Consultant to PXP, 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000-2002	79	Director, PXRE Group Ltd. (insurance holding company) and The World Trust Fund (closed-end fund)

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director
Nathan I. Partain Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 50	President and Chief Executive Officer	Nominee for a director term expiring in 2010; President and Chief Executive Officer of DTF and DUC since February 2004	President and Chief Executive Officer of DTF and DUC since February 2004; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); President and Chief Executive Officer of DNP Select Income Fund Inc. (“DNP”) since February 2001 (Chief Investment Officer since January 1998; Executive Vice President, April 1998-February 2001; Senior Vice President January 1997-April 1998); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)	3	Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors)

Continuing Directors—Independent Directors

Francis E. Jeffries(1) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 76	Director and Chairman of the Board	DTF and DUC term expires 2008; DTF Director since 1991; DUC Director since 1992	Chairman of the Board of DTF since September 1991 and DUC since November 1992 (President of DTF and DUC, January 2000-February 2004); Chairman of the Board of DNP since May 2005 (Vice Chairman, April 2004-May 2005); Chairman of the Board of PXP, November 1995-May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993-November 1995 (President and Chief Executive Officer, January 1992-June 1993); Chairman of the Board of the Adviser, 1988-1993	63

Nancy Lampton(2)(3)(5) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 64	Director	DTF and DUC term expires 2009; Director of DTF and DUC since 2005	Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, Thorium Power, Inc. (designer of non-proliferative fuel for nuclear energy needs); Vice Chairman of DNP Board since February 2006

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director
Geraldine M. McNamara(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 55	Director	DTF and DUC term expires 2008; Director of DTF and DUC since 2003	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	62

David J. Vitale(1)(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 60	Director	DTF and DUC term expires 2009; Director of DTF and DUC since 2005	Chief Administrative Officer, Chicago Public Schools since April 2003; Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Retired executive 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, UAL Corporation (airline holding company), ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC, Ark Investment Corp. and Wheels, Inc. (automobile fleet management)

(1)	Member of the executive committee of each Fund’s board of directors, which has authority, with certain exceptions, to exercise the powers of the board of directors between board meetings.

(2)

Member of the audit committee of each Fund’s board of directors, which is responsible for supervision of the Fund’s independent auditors, the annual review of the Fund’s investment advisory agreements and any other matters requiring the approval of the directors who are not “interested persons” of the Fund pursuant to the 1940 Act.

(3)	Member of the nominating and governance committee of each Fund’s board of directors, which is responsible primarily for nominating directors and for monitoring corporate governance matters.

(4)	Mr. Pollard has been nominated to be elected to his position on the DTF and DUC boards by the holders of each Fund’s preferred stock, voting as a separate class.

(5)

Ms. Lampton was elected to her position on the DTF board by the holders of DTF’s preferred stock, voting as a separate class, and was designated by the DUC board to represent the holders of DUC’s preferred stock after the issuance of that stock.

Each Fund’s board of directors met four times during each Fund’s respective 2006 fiscal year. Each Fund’s audit committee met twice during each Fund’s respective 2006 fiscal year. Each Fund’s nominating and governance committee met twice during each Fund’s respective 2006 fiscal year. The executive committee of DUC met once during DUC’s 2006 fiscal year. Each director attended at least 75% in the aggregate of the meetings of each board and each committee on which he or she served (during the period that he or she served), except for Mr. Vitale who attended 63% of the DTF board and committee meetings and 67% of the DUC board and committee meetings.

Officers of the Funds

The officers of the Funds are elected at the annual meeting of the boards of directors of the Funds. The officers receive no compensation from the Funds, but are also officers of the Adviser or one of its affiliates and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Funds, is provided above under the caption “Nominees—Interested Directors.”

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Heaney Phoenix Investment Partners, Ltd. 56 Prospect Street Hartford, CT 06115 Age 42	Chief Investment Officer of DTF since 2004 (Vice President since 1997; Portfolio Manager 1997-2004)	Senior Managing Director, Fixed Income, Phoenix Investment Counsel, Inc. since 2006 (Managing Director, Fixed Income, Phoenix Investment Counsel, Inc. 1997- 2006; Director, Fixed Income Research 1996-1997; Investment Analyst 1995-1996)

Daniel J. Petrisko Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 46	Chief Investment Officer of DUC since 2004; (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

T. Brooks Beittel Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 56	Secretary of DTF and DUC since 2005	Senior Vice President of the Adviser since 1993 (Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002)

Alan M. Meder Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 47	Treasurer of DTF and DUC since 2000; Principal Financial and Accounting Officer and Assistant Secretary of DTF and DUC since 2002	Senior Vice President of the Adviser since 1994

Joyce B. Riegel Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age: 52	Chief Compliance Officer of DUC and DTF since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002-2004); Chief Compliance Officer of DNP since 2004; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002; Vice President and Compliance Officer, Stein Roe & Farnham Incorporated 1996-2000

Lisa H. Leonard Phoenix Investment Partners, Ltd. 56 Prospect Street Hartford, CT 06115 Age: 43	Vice President of DTF since 2006	Vice President of the Adviser since 2006; Director, Fixed Income Research, Phoenix Investment Counsel, Inc. since 1998 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993)

Ownership of Equity Securities

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of December 31, 2006, (i) in DTF, (ii) in DUC and (iii) on an aggregate basis, in the family of investment companies consisting of DTF, DUC and DNP, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers.

	Dollar Range of Equity Securities Owned in		Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Name of Director or Nominee	DTF	DUC
Independent Directors
Francis E. Jeffries	Over $100,000	Over $100,000	Over $100,000
Nancy Lampton	$10,001–$50,000	$10,001–$50,000	Over $100,000
Geraldine M. McNamara	None	$10,001–$50,000	$10,001–$50,000
Eileen A. Moran	$50,001–$100,000	$50,001–$100,000	Over $100,000
Carl F. Pollard	Over $100,000	Over $100,000	Over $100,000
David J. Vitale	None	None	$50,001–$100,000

Interested Director and Nominee
Philip R. McLoughlin	$1–$10,000	$1–$10,000	$1–$10,000
Nathan I. Partain	$50,001–$100,000	$10,001–$50,000	Over $100,000

Based on information provided to the Funds, including information furnished by the Funds’ service providers, as of December 31, 2006, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

Compensation of Directors

Each director who is an “affiliated person” of the Adviser (within the meaning of Section 2(a)(3) of the 1940 Act) by reason of being a full-time employee of the Adviser or any of its affiliates receives no compensation from the Funds for acting as a director. Each of the other directors is paid the following amounts for serving as a director: (i) an annual fee of $24,000, representing a combined retainer for directorships held by such person for each of the Funds (which amount is allocated between the Funds, with $16,000 of such annual fee being allocated to DUC and $8,000 of such annual fee being allocated to DTF); (ii) an additional $4,000 to any director who serves as a chairman of a committee of a Fund’s board of directors; (iii) an attendance fee of $1,500 per board meeting; (iv) an attendance fee of $1,500 per committee meeting; and (v) all out-of-pocket expenses incurred by such directors in connection with each of the foregoing meetings. Mr. Jeffries receives an additional $7,500 annual fee from each Fund for serving as chairman of the board of directors. The Funds do not have a pension or retirement plan applicable to directors or officers of the Funds. The table below summarizes the aggregate compensation paid to the directors with respect to each Fund’s fiscal year ending in 2006.

Director Compensation Table

Name of Director	Aggregate Compensation from DTF(1)	Aggregate Compensation from DUC(2)	Total Compensation from Funds and Fund Complex Paid to Directors(3)
Independent Directors
Francis E. Jeffries	27,500	35,500	270,500
Nancy Lampton	24,060	30,560	95,620
Geraldine M. McNamara	21,500	28,750	204,060
Eileen A. Moran	24,810	32,750	55,000
Carl F. Pollard	9,621	16,242	78,363
David J. Vitale	17,000	23,500	88,000
Interested Director
Philip R. McLoughlin	12,500	20,500	283,000

(1)

The amounts shown are for DTF’s fiscal year ended October 31, 2006. Prior to January 1, 2007, DTF had a deferred compensation plan for its directors who are not “affiliated persons” of the Adviser or any of its affiliates. No directors deferred any compensation pursuant to DTF’s deferred compensation plan for the fiscal year ended in 2006. During 2005 and 2006, directors participating in the plan had the ability to allocate their deferred DTF compensation among various investment options, one of which was common stock of DTF. Prior to January 1, 2005, all deferred DTF compensation earned a rate of return determined by reference to the return on DTF common stock. The obligation to make payouts to directors with respect to deferred DTF compensation is a general obligation of DTF.

(2)

The amounts shown are for DUC’s fiscal year ended December 31, 2006. Prior to January 1, 2007, DUC had a deferred compensation plan for its directors who are not “affiliated persons” of the Adviser or any of its affiliates. No directors deferred any compensation pursuant to DUC’s deferred compensation plan for the fiscal year ended in 2006. During 2005 and 2006, directors participating in the plan had the ability to allocate their deferred DUC compensation among various investment options, one of which was common stock of DUC. Prior to January 1, 2005, all deferred DUC compensation earned a rate of return determined by reference to the return on DUC common stock. The obligation to make payouts to directors with respect to deferred DUC is a general obligation of DUC.

(3)

The amounts shown reflect the total aggregate compensation received by each director from the Fund Complex for the calendar year ended December 31, 2006. The number of portfolios in the Fund Complex overseen by each director (or to be overseen by each director nominee) is set forth in the biographical information table on pages 4-6 above.

3. APPROVAL OF CHANGES TO DTF’s FUNDAMENTAL INVESTMENT POLICIES

The board of directors of DTF has determined, on the recommendation of the Adviser, that it is advisable to make the following changes to DTF’s fundamental investment policies:

a.	Eliminate the fundamental investment policy of concentrating DTF’s investments in the utilities sector of the municipal securities market by investing, in normal market conditions, at least 65% of DTF’s total assets in tax-exempt utility obligations.

b.	Adopt a new fundamental investment policy that DTF may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

No changes are proposed to be made to DTF’s fundamental investment policy that requires an 80% minimum concentration of investments in the overall municipal bond market, or to the requirement that DTF’s investments be rated investment grade (or determined by the Adviser to be of comparable credit quality) or to DTF’s investment objective of current income exempt from federal income tax consistent with preservation of capital. The DTF board of directors and the Adviser believe the proposed changes in investment policy will strengthen DTF’s ability to pursue its investment objective in the context of a municipal bond market that has evolved significantly since DTF’s inception in 1991.

Reasons for the Proposed Changes to DTF’s Investment Policies

Proposal 3a: Eliminate the fundamental investment policy of concentrating DTF’s investments in the utilities sector of the municipal securities market by investing, in normal market conditions, at least 65% of DTF’s total assets in tax-exempt utility obligations.

Since 1991, DTF’s investment policies have required it to invest, in normal market conditions, at least 65% of its total assets in a diversified portfolio of investment grade tax-exempt utility obligations and at least 80% of its total assets in a diversified portfolio of investment grade tax-exempt obligations.

•

“Tax-exempt obligations” consist of obligations issued by or on behalf of states, cities, local authorities, possessions and certain territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including utility districts, rural cooperatives and joint-action agencies), and obligations issued on behalf of certain private investor-owned entities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes.

•

“Tax-exempt utility obligations” consist of tax-exempt obligations issued by or on behalf of authorized entities engaged in the following utility or utility-related industries: (i) the production, transmission or distribution of electric energy; (ii) the distribution, purification and treatment of water or the provision of sewage management or treatment services; (iii) the production, transmission or distribution of natural gas; (iv) the provision of pollution control or abatement services in connection with any of the foregoing; or (v) the provision of other utility or utility related goods or services.

The utility industries enumerated above (electric, water and sewage, natural gas and pollution control), as well as other utility or utility-related industries not specifically enumerated (such as flood control and telephone) are each referred to in this proxy statement as an “industry,” while all of those industries taken together are referred to collectively as the utilities “sector.”

Since 1991, there have been significant changes in the utilities sector of the municipal bond market. As will be discussed in more detail below, the number of new municipal utility bond issuances has declined, and the credit quality of new municipal utility bond issuances has risen. As a general rule, a decrease in supply and/or an enhancement in credit quality exerts downward pressure on bond yields. The combination of both of these trends has, therefore, had the effect of reducing the yields available on municipal utility bonds.

With regard to supply, total municipal bond issuance within the utilities sector has declined from a high of over 22% of total municipal bond issuance in 1993 to 11% in 2005 (the most recent year for which complete data is available). In other words, the percentage of municipal bond issuance that consists of municipal utility bonds has been cut in half since 1993. This reduction in the supply of utility bonds generally strengthens the position of bond issuers and enables them to issue bonds at lower rates than would otherwise be the case.

With regard to credit quality, municipal utility bond issuers are increasingly enhancing the bond ratings of their new issues with financial guaranty insurance and letter of credit arrangements. In 1991, only 43% of new municipal utility issues had such credit quality support. In 2005, 79% of new municipal utility issues had such credit quality support. The higher ratings obtained through such credit enhancements further reduce the interest rates that issuers are required to pay and thereby depress the yields available from the utilities sector of the municipal bond market.

Within the utilities sector of the municipal bond market, the largest area of issuance in recent years has been in the water and sewage industry. In 2005, the water and sewage industry generated 62% of all of the new issuance within the utilities sector of the municipal bond market. Because municipalities use water and sewage bonds to fund projects that are deemed to be essential public services, new issues in this industry are generally considered to be very safe investments, which has a further downward impact on the yields available from this industry, and thus the utilities sector generally.

In the opinion of the Adviser, the foregoing trends, which have reduced the yields available on municipal utility bonds, are likely to persist, and may even increase as a result of ongoing efforts to deregulate the electric and telephone service industries in the United States.

For the reasons discussed above, the Adviser and the DTF board of directors are recommending the approval of Proposal 3a—to eliminate the fundamental investment policy of concentrating DTF’s investments in the utilities sector of the municipal securities market by investing, in normal market conditions, at least 65% of DTF’s total assets in tax-exempt utility obligations. If Proposal 3a is approved, DTF will remain a municipal bond fund, as it will still be required, in normal market conditions, to invest at least 80% of its total assets in a diversified portfolio of investment grade tax-exempt obligations. Additionally, there will be no change to DTF’s investment policy requiring that DTF’s investments be rated investment grade (or determined by the Adviser to be of comparable credit quality). However, the Adviser and the DTF board of directors believe that the approval of Proposal 3a, by expanding DTF’s investment universe to include a larger proportion of investments from sectors other than the utilities sector, will improve the overall diversification of DTF’s portfolio and allow DTF to take advantage of higher yielding sectors in the municipal bond market.

Proposal 3b: Adopt a new fundamental investment policy that DTF may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The effect of this new fundamental investment policy would be that DTF would not concentrate its investments in any one industry. The Adviser and the DTF board of directors are recommending this new policy, concurrently with the elimination of the Fund’s concentration in the utilities sector, in order to enhance the overall diversification of DTF’s portfolio.

The following table illustrates the composition of DTF’s portfolio as of March 31, 2007, classified by sectors and by industries within sectors, and also the composition of DTF’s portfolio that the Adviser expects to achieve after restructuring the portfolio to implement the changes in investment policy represented by Proposals 3a and 3b.

Municipal bond sector	Industry within sector	Percentage of total assets of DTF as of 3/31/07	Percentage of total assets of DTF after proposed restructuring
Utilities	Water/Sewer Revenue	43%	22%
	Electric Revenue	19	22
	Combined Water/Electric	2	2
	Gas Revenue	1	1
	Waste/Pollution Control	1	1
	Water Reclamation/Flood Prevention	1	2
	Total Utilities	67	50

Housing	Housing—Single Family	9	13
	Housing—Multi-Family	0	1
	Total Housing	9	14

Transportation	Toll Roads	4	4
	Mass Transit Projects	2	2
	Airport Revenue	1	1
	Total Transportation	7	7

Health	Hospital Facilities/Projects	6	8
	Elderly Care Facilities	0	0
	Total Health	6	8

Education	School Facilities	3	4
	University Facilities/Projects	1	1
	Total Education	4	5

General Obligation	General Obligation—State	2	3
	General Obligation—Local	1	2
	Total General Obligation	3	5

Development	Industrial Development Projects	0	0
	Parks/Recreation Projects	2	3
	Total Development	2	3

Other Municipal Bonds	Tax Anticipation Notes	0	0
	Other Revenue Bonds	1	3
	Special Purpose—Tobacco	1	2
	Various Purpose	0	1
	Total Other Municipal	2	6

Cash Equivalents	Cash Equivalents	0	2

	Total Portfolio	100%	100%

The future allocations set forth in the above table are not guaranteed and merely represent the Adviser’s current plans for restructuring DTF’s portfolio within the six-month period following approval of the proposed changes to the Fund’s investment policy. If Proposals 3a and 3b are approved, the Adviser will seek to allocate DTF’s assets among the various industries and sectors of the municipal bond market in the manner it believes, under then current market conditions, to be most likely to achieve DTF’s investment objective of current income exempt from federal income tax consistent with preservation of capital. This may include sectors and/or industries within the municipal bond market that are not shown in the above table. Additionally, if a percentage restriction on investments in a particular industry is adhered to at the time an investment transaction is effected, later changes in percentages resulting from changes in market values will not be considered a deviation from policy.

Vote Required to Approve the Changes to DTF’s Fundamental Investment Policies

Proposals 3a and 3b will each require the approval of (i) the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of DTF’s common stock and preferred stock, voting as a single class, and (ii) the holders of a “majority” of the outstanding shares of DTF’s preferred stock, voting separately as a class. The 1940 Act defines a “majority” of the outstanding voting securities of a company as the lesser of (A) 67% or more of the voting securities present at a meeting where the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company. DTF’s charter defines the required “majority” of the outstanding preferred stock similarly with respect to the shares of that class. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, and will also have the effect of a vote “against” each change in fundamental investment policy.

The DTF board of directors believes that Proposals 3a and 3b are so interdependent that it would not be feasible or in the best interests of the Fund to attempt to implement either one of them without implementing both of them. The reason is that if DTF eliminates its policy of concentrating its investments in the utilities sector as recommended in Proposal 3a, DTF will need to adopt a new policy regarding the concentration of its investments, as recommended in Proposal 3b. The DTF board of directors has therefore determined that unless Proposals 3a and 3b are both approved by the requisite shareholder vote described above, DTF will not implement either Proposal 3a or Proposal 3b.

Recommendation of the Board of Directors

The DTF board of directors unanimously recommends a vote “FOR” Proposals 3a and 3b.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxies, if signed and returned, will give discretionary authority to the persons designated therein to vote according to their best judgment.

OTHER INFORMATION

The Adviser. Duff & Phelps Investment Management Co. acts as investment adviser for each Fund. The address of the Adviser is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and, as of December 31,

2006, had approximately $7.7 billion in client accounts under discretionary management. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. The address of PXP is 56 Prospect Street, Hartford, Connecticut 06115. PXP is the investment management subsidiary of The Phoenix Companies, Inc. (“PNX”). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115.

The Administrator. Princeton Administrators, LLC serves as the Funds’ administrator. It is a wholly-owned subsidiary of BlackRock, Inc. Its principal address is 800 Scudders Mill Road, Section 1B, Plainsboro, NJ 08536.

Shareholders. The following table shows shares of stock of each Fund as to which each director, each nominee for director, and all directors and officers of the Funds as a group, had or shared power over voting or disposition at December 31, 2006, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers. All shares shown are common stock. The directors, director nominees and executive officers of the Funds owned no shares of either Fund’s preferred stock. Shares are held with sole power over voting and disposition except as noted. The shares of common stock of each Fund held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of each Fund.

	Shares of DTF common stock	Shares of DUC common stock
E. Virgil Conway	0	5000
Harry Dalzell-Payne	0	0
Francis E. Jeffries(1)	59,677	40,877
Nancy Lampton	1,000	1,000
Philip R. McLoughlin	250	250
Geraldine M. McNamara	0	1,571
Eileen A. Moran	4,281	7,708
Nathan I. Partain(1)(2)	4,329	2,649
Carl F. Pollard	10,000	10,000
David J. Vitale	0	0
Directors and officers as a group (16 persons)(1)(2)	79,780	66,955

(1)

Mr. Jeffries and Mr. Partain disclaim beneficial ownership of 8,000 and 4,329, respectively, of the DTF shares listed and 2,498 and 2,649, respectively, of the DUC shares listed. The directors and officers in the aggregate disclaim beneficial ownership of 8,000 of the DTF shares listed and 2,498 of the DUC shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Partain has shared power to vote 4,329 of the DTF shares listed and 2,649 of the DUC shares listed. The directors and executive officers in the aggregate had shared power to vote and/or dispose of 4,329, in the aggregate, of the DTF shares and 3,049, in the aggregate, of the DUC shares listed as owned by the directors and executive officers as a group.

At April 12, 2007, no person was known by the Funds to own beneficially 5% or more of the outstanding shares of either Fund (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “1934 Act”)).

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Funds’ officers and directors, and persons who own more than 10% of a registered class of the Funds’ equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish to the Funds a copy of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Funds, or written representations that no Forms 5 were required, the Funds believes that during the most recent fiscal year all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

Report of the Audit Committee. The boards of directors of the Funds have adopted a written charter for their respective audit committees which sets forth the audit committees’ responsibilities. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Joint Audit Committee Charter of the Funds, as revised and restated in November 2003, was filed as Appendix A to the Fund’s Joint Proxy Statement dated April 15, 2005. A copy of the charter is also available on the Funds’ website at www.phoenixinvestments.com/phinv and in print to any shareholder who requests it. Each of the members of each Fund’s audit committee is not an “interested person” of the Funds as defined in the 1940 Act and is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of the audited financial statements for each Fund’s fiscal year ended in 2006, the audit committee of each Fund: (1) reviewed and discussed the Fund’s 2006 audited financial statements with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and (4) discussed with the independent registered public accounting firm its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee of each Fund recommended to the board of directors that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC.

The Audit Committee of DTF and DUC

Eileen A. Moran, Chairman

E. Virgil Conway

Harry Dalzell-Payne

Nancy Lampton

Geraldine M. McNamara

Carl F. Pollard

David J. Vitale

Independent Registered Public Accounting Firm. The 1940 Act requires that the Funds’ independent registered public accounting firm (the “Independent Auditor”) be selected by the vote, cast in person, of a majority of the members of the board of directors who are not interested persons of the Funds. In addition, the listing standards of the New York Stock Exchange vest each audit committee, in its capacity as a committee of the board of directors, with responsibility for the appointment, compensation, retention and oversight of the work of the Independent Auditor. In accordance with the foregoing provisions, the firm of Ernst & Young LLP has been selected as Independent Auditor to perform the audit of the financial books and records of each Fund for each Fund’s fiscal year ending in 2007. A representative of Ernst & Young LLP is expected to be present at the meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to the Funds for each of the last two fiscal years for professional services rendered by the Independent Auditor.

	DTF		DUC
	Fiscal year ended October 31, 2006	Fiscal year ended October 31, 2005	Fiscal year ended December 31, 2006	Fiscal year ended December 31, 2005
Audit Fees(1)	$42,000	$39,500	$74,000	$41,600
Audit-Related Fees(2)(6)	3,000	2,800	3,000	2,800
Tax Fees(3)(6)	4,300	4,000	4,300	4,000
All Other Fees(4)(6)	0	0	0	0
Aggregate Non-Audit Fees(5)(6)	7,300	6,800	7,300	6,800

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the Funds’ annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements. DUC fees in 2006 include $30,000 relating to regulatory filings in connection with an offering of preferred stock by DUC.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the caption “Audit Fees.” In both years shown in the table, such services consisted of performance of agreed-upon procedures relating to DTF’s preferred stock and DUC’s commercial paper which was retired in October 2006. In 2006, such services also consisted of performance of agreed-upon procedures relating to DUC’s preferred stock.

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the Funds’ annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are fees billed by the Independent Auditor for services rendered to the Funds, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to either of the Funds (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

Pre-Approval of Audit and Non-Audit Services. The audit committees of the boards of directors of the Funds have adopted a Joint Audit Committee Pre-Approval Policy (attached as Appendix A to this proxy statement) to govern the provision by the Independent Auditor of the following services (collectively, “Covered Services”): (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Funds and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the Funds. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the audit committees because they do not relate directly to the operations and financial reporting of the Funds, the audit committees have nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Nomination of Directors. The boards of directors of the Funds have adopted a written charter for their respective nominating and governance committees which sets forth the committees’ responsibilities. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement or posted on the fund’s website. The Joint Nominating and Governance Committee Charter of the Funds, as adopted in August 2004, was filed as Appendix B to the Fund’s Joint Proxy Statement dated April 15, 2005. A copy of the charter is also available on the Funds’ website at www.phoenixinvestments.com/phinv and in print to any shareholder who requests it. Each of the members of each Fund’s nominating and governance committee is not an “interested person” of the Funds as defined in the 1940 Act and is independent as defined in the listing standards of the New York Stock Exchange.

Each Fund’s nominating and governance committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the committee will take into consideration the needs of the board of directors, the qualifications of the candidate and the interests of shareholders. The committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order for a candidate to be considered by the committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the person’s ownership of shares of the applicable Fund, including the number of shares owned and the length of time of ownership;

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Fund and the person’s consent to be named as a director if selected by the committee and nominated by the board of directors; and

•	If requested by the committee, a completed and signed director questionnaire.

The shareholder recommendation and information described above must be sent to the Funds’ Corporate Secretary c/o Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Fund’s most recent annual meeting of shareholders or, if the meeting date has been changed by more than 30 days, a reasonable amount of time before the meeting.

Each Fund’s nominating and governance committee believes that the minimum qualifications for serving as a director of the Fund are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board of directors’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The committee also seeks to have the board of directors represent a diversity of backgrounds and experience. Mr. Partain was recommended to the Funds’ nominating and governance committees by a number of independent directors of the Funds.

Shareholder Communications with the Board of Directors. The boards of directors of the Funds have considered the following procedures in order to facilitate communications between the boards of directors and the shareholders of the Funds and other interested parties. Shareholders and other interested parties may contact the board of directors or any member of the board of directors by mail. Correspondence should be addressed to the “Board of Directors” or the individual board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the applicable Fund or Funds at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. All communications received will be opened by the Funds’ officers or legal counsel for the sole purpose of determining whether the contents represent a message to one or more of the directors. The officer or the legal counsel will forward promptly to the addressee any contents that relate to the Funds and that are not in the nature of advertising, promotions of a product or service, or patently offensive material. In the case of communications to the board of directors or any committee or group of members of the boards of directors, copies of the communication will be furnished to each director who is a member of the group or committee to which the envelope is addressed.

Director Attendance at Annual Meetings. It is the policy of the Funds that their directors, particularly those subject to election at that meeting, are encouraged to attend annual meetings of shareholders. The 2006 joint annual meeting of shareholders was attended by all of the members of the boards of directors of the Funds who were directors at the time of such meeting, except for David J. Vitale.

Shareholder Proposals. Any shareholder proposal to be considered for inclusion in the Funds’ proxy statement and form of proxy for the 2008 joint annual meeting of shareholders must be received by the Secretary of the Funds no later than December 14, 2007. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Funds may solicit proxies in connection with the 2008 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Funds does not receive notice by February 27, 2008.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by personnel of the Funds personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Funds will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Funds will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Funds may hire a proxy solicitor to assist the Funds in the solicitation of proxies at a cost of approximately $10,000 for DTF and $3,500 for DUC, plus out-of-pocket expenses.

General. A list of shareholders of each Fund entitled to be present and vote at the joint annual meeting will be available at the offices of the Funds, 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum to be present at the annual meeting will necessitate adjournment and will give rise to additional expense.

All shareholders are requested to sign, date and mail proxies promptly in the return envelope provided.

April 12, 2007

Appendix A

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(as adopted on February 19, 2007)

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are not “interested persons” under the Investment Company Act of 1940. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its Chairman, Carl F. Pollard, and to any successor Chairman who is not an “interested person.”

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3600T), and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2007

Dated: February 19, 2007

	Range of Fees(1)
Service	DTF	DUC	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	(3)	(3)	N/A

2. Reading of the Fund’s semi-annual financial statements	(4)	(4)	N/A

3. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(4)	(4)	N/A

4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2007 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2006 was $42,000 for DTF and $44,000 for DUC. When the fee is determined in connection with the finalization and signing of the 2007 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2007

Dated: February 19, 2007

	Range of Fees(1)
Service	DTF	DUC	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the preferred stock or commercial paper, if any, issued by the Fund	(3)	(3)	N/A

2. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(4)	(4)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(4)	(4)	N/A

4. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2007 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2006 was $3,000 for each of DTF and DUC. When the fee is determined in connection with the finalization and signing of the 2007 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2007

Dated: February 19, 2007

	Range of Fees(1)
Service	DTF	DUC	Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	(3)	(3)	N/A

2. Consultations with the Fund’s management as to the tax treatment of transactions or events	(4)	(4)	N/A

3. Tax advice and assistance regarding statutory, regulatory or administrative developments	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2007 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2006 was $4,300 for each of DTF and DUC. When the fee is determined in connection with the finalization and signing of the 2007 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2007

Dated: February 19, 2007

Range of Fees(1)
Service	DTF	DUC	Affiliates(2)
None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

DTF TAX-FREE INCOME INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2007

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of DTF Tax-Free Income Inc. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at The University Club, 76 East Monroe Street, Chicago, Illinois, on May 10, 2007 at 1:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed and dated on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

DTF TAX-FREE INCOME INC.

May 10, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided.¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND THE PROPOSALS TO CHANGE DTF’S FUNDAMENTAL INVESTMENT POLICY. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

3. Management proposals regarding fundamental investment policies.

a. Eliminate the fundamental investment policy of concentrating the Fund’s investments in the utilities sector of the municipal securities market by investing, in normal market conditions, at least 65% of the Fund’s total assets in tax-exempt utility obligations.

☐        For

☐        Against

☐        Abstain

NOMINEES:

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O Philip R. McLoughlin O Eileen A. Moran O Nathan I. Partain	Class III Nominee Class III Nominee Class III Nominee

b. Adopt a new fundamental investment policy that the Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

☐        For

☐        Against

☐        Abstain

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •			4. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

2. Not Applicable to this Fund.
The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 10, 2007.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please not that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT!

UNLESS YOU ARE VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy by using the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand when voting.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Please do not mail your Proxy Card if you vote by phone or by Internet.

Please detach at perforation before mailing.

PROXY	DTF TAX-FREE INCOME INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2007
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holders of shares of Preferred Stock of DTF Tax-Free Income Inc. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at The University Club, 76 East Monroe Street, Chicago, Illinois, on May 10, 2007 at 1:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and there at to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, of only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

YOUR VOTE IS IMPORTANT!

UNLESS YOU ARE VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND THE PROPOSAL TO CHANGE DTF’S FUNDAMENTAL INVESTMENT POLICY. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1.	ELECTION OF DIRECTORS			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Class III Nominee
	01. Philip R. McLoughlin	02. Eileen A. Moran	03. Nathan I. Partain	☐	☐	☐

Class I Nominee
04. Carl F. Pollard

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Not Applicable to this Fund.

3.	Management proposals regarding fundamental investment policies.
				FOR	AGAINST	ABSTAIN

A.     Eliminate the fundamental investment policy of concentrating the Fund’s investments in the utilities sector of the municipal securities market by investing, in normal market conditions, at least 65% of the Fund’s total assets in tax-exempt utility obligations.

				☐	☐	☐

B.     Adopt a new fundamental investment policy that the Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

				☐	☐	☐

4.	Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

ANNUAL MEETING OF SHAREHOLDERS - MAY 10, 2007

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at The University Club, 76 East Monroe Street, Chicago, Illinois, on May 10, 2007 at 1:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, DATE AND SIGN ON
OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
P.O. BOX 11326
NEW YORK, N.Y. 10203-0326

(Continued and to be signed and dated on reverse side)

¯ DETACH PROXY CARD HERE ¯

		Please Vote, Date, and Sign and Return Promptly in Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

1. Not Applicable to this Fund.				3. Not Applicable to this Fund.

2. Authority to vote for the election as Directors, the nominees listed below:				4. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

FOR all nominees listed below	☐	WITHHOLD ☐ AUTHORITY to vote for all nominees listed below	*EXCEPTIONS ☐	The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 10, 2007.

Class II Nominees: Philip R. McLoughlin, Eileen A. Moran and Nathan I. Partain

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)
To change your address, please mark this box. ☐
*Exceptions	To include any comments, please mark this box. ☐

SCAN LINE

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date Share Owner sign here	Co-Owner sign here

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

ANNUAL MEETING OF SHAREHOLDERS - MAY 10, 2007

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at The University Club, 76 East Monroe Street, Chicago, Illinois, on May 10, 2007 at 1:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, DATE AND SIGN ON
OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

(Continued and to be signed and dated on reverse side)

¯ DETACH PROXY CARD HERE ¯

		Please Vote, Date, and Sign and Return Promptly in Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

1. Not Applicable to this Fund.				3. Not Applicable to this Fund.

2. Authority to vote for the election as Directors, the nominees listed below:				4. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

FOR all nominees listed below	☐	WITHHOLD ☐ AUTHORITY to vote for all nominees listed below	*EXCEPTIONS ☐	The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 10, 2007.

Class II Nominees: Philip R. McLoughlin, Eileen A. Moran and Nathan I. Partain Class III Nominee: Carl F. Pollard

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)
To change your address, please mark this box. ☐
*Exceptions	To include any comments, please mark this box. ☐

SCAN LINE

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date Share Owner sign here	Co-Owner sign here